EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Nebraska Book Company, Inc., et al.,

Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	August 1 – August 31, 2011
Federal Tax I.D. #	47-0549819
CORPORATE MONTHLY OPERATING REPORT
File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

		Document	Explanation
DOCUMENTS	Form No.	Attached	Attached
Schedule of Disbursements	MOR-1a	x
Bank Account Information	MOR-1b		x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Payments to Professionals	MOR-6	x
Debtor Questionnaire	MOR-7	x
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Barry S. Major Signature of Authorized Individual*	September 29, 2011 Date

Barry S. Major

Printed Name of Authorized Individual

Chief Operating Officer

Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company

Nebraska Book Company, Inc., et al.,
MOR 1a
Disbursements
August 2011

Company Name	Case Number	Federal ID Number	Amount
NBC Holdings Corporation	11-12006	75-3147477	$—
NBC Acquisition Corporation	11-12008	47-0793347	—
Nebraska Book Company, Inc.	11-12005	47-0549819	59,771,556
Specialty Books, Inc.	11-12007	75-3044807	3,214
NBC Textbooks, LLC	11-12004	20-1831425	3,966,576
College Bookstores of America, Inc.	11-12009	36-3309518	15,482,247
Campus Authentic, LLC	11-12003	90-0439156	—
Net Textstore, LLC	11-12002	14-1996469	150,000

Total			$79,373,593

The disbursement information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

September 29, 2011
Office of the United States Trustee
Subject: August Monthly Operating Report Attestation Regarding Bank Account Reconciliations
The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.
The Debtor has, on a timely basis, performed all bank account reconciliations in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.

/s/ Amanda L. Towne
Name:	Amanda L. Towne
Position: Chief Accounting Officer

Sworn to and Subscribed
before me on this 29th
day of September, 2011

/s/ Mary A. Lockard Notary Public
My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.
MOR 2
(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FIVE MONTHS ENDED AUGUST 31, 2011
(UNAUDITED)

							COLLEGE
	CONSOLIDATED NBC		NBC ACQUISITION	NEBRASKA BOOK	NBC TEXTBOOKS,	NET TEXTSTORE,	BOOKSTORES OF	SPECIALTY	CAMPUS
	ACQUIS CORP	ELIMINATIONS	CORP	COMPANY, INC.	LLC	LLC	AMERICA	BOOKS, INC.	AUTHENTIC
REVENUES, net of returns	$264,423,313	$(22,517,293)	$—	$139,820,249	$73,180,618	$4,310,834	$66,844,920	$2,723,454	$60,531

COSTS OF SALES (exclusive of depreciation shown below)	158,136,823	(22,662,656)	—	89,816,702	40,997,145	1,653,635	46,233,828	2,047,718	50,451

Gross profit	106,286,490	145,363	—	50,003,547	32,183,473	2,657,199	20,611,092	675,736	10,080

OPERATING EXPENSES:
Selling, general and administrative	75,404,794	145,363	—	52,524,129	7,275,900	1,693,082	13,097,642	661,208	7,470
Depreciation	3,401,532	—	—	2,601,670	311,515	2,158	474,568	11,621	—
Amortization	3,359,413	—	—	698,578	2,228,795	—	389,375	42,665	—
Stock-based compensation	14,550	—	—	14,550	—	—	—	—	—
Intercompany administrative charge	—	—	—	(3,838,885)	1,521,400	119,000	2,085,485	113,000	—

	82,180,289	145,363	—	52,000,042	11,337,610	1,814,240	16,047,070	828,494	7,470

INCOME (LOSS) FROM OPERATIONS	24,106,201	—	—	(1,996,495)	20,845,863	842,959	4,564,022	(152,758)	2,610

OTHER EXPENSES — INCOME:
Interest expense	19,102,746	—	2,082,725	17,020,015	—	—	—	6	—
Interest income	14,476	—	—	4,820	—	—	9,192	464	—

	19,088,270	—	2,082,725	17,015,195	—	—	(9,192)	(458)	—

INCOME (LOSS) BEFORE REORGANIZATION ITEMS AND INCOME TAXES	5,017,931	—	(2,082,725)	(19,011,690)	20,845,863	842,959	4,573,214	(152,300)	2,610

REORGANIZATION ITEMS	9,650,198	—	—	9,650,198	—	—	—	—	—

INCOME (LOSS) BEFORE INCOME TAXES	(4,632,267)	—	(2,082,725)	(28,661,888)	20,845,863	842,959	4,573,214	(152,300)	2,610

INCOME TAX EXPENSE (BENEFIT)	1,534,000	—	(729,000)	(7,812,000)	8,003,000	300,000	1,826,000	(54,000)	—

NET INCOME (LOSS)	$(6,166,267)	$—	$(1,353,725)	$(20,849,888)	$12,842,863	$542,959	$2,747,214	$(98,300)	$2,610

Nebraska Book Company, Inc., et al.
MOR 3
(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)
CONSOLIDATED BALANCE SHEETS
AUGUST 31, 2011 (UNAUDITED)

							COLLEGE
	CONSOLIDATED NBC		NBC ACQUISITION	NEBRASKA BOOK	NBC TEXTBOOKS,	NET TEXTSTORE,	BOOKSTORES OF	SPECIALTY	CAMPUS
	ACQUIS CORP	ELIMINATIONS	CORP	COMPANY, INC.	LLC	LLC	AMERICA	BOOKS, INC.	AUTHENTIC

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$95,036,311	$—	$—	$89,694,762	$—	$—	$5,402,776	$(61,227)	$—
Intercompany receivable (payable)	—	(26,832,749)	26,832,749	(119,572,548)	156,293,646	4,243,496	(37,977,637)	(2,948,755)	(38,202)
Receivables, net	117,469,279		42	43,811,482	38,039,387	355,657	34,160,360	1,092,122	10,229
Inventories	116,687,534	—	—	72,100,366	17,916,607	2,004,318	23,155,785	1,510,458	—
Recoverable income taxes	1,837,358	—	—	1,837,358	—	—	—	—	—
Deferred income taxes	7,702,819	—	(45,585)	924,404	6,100,000	—	626,000	98,000	—
Prepaid expenses and other assets	39,579,124	—	—	33,188,870	506,133	—	5,682,967	201,154	—

	378,312,425	(26,832,749)	26,787,206	121,984,694	218,855,773	6,603,471	31,050,251	(108,248)	(27,973)

PROPERTY AND EQUIPMENT, net of depreciation & amortization	38,765,288	—	—	33,342,839	967,805	67,451	4,061,154	326,039	—
GOODWILL	129,436,730	—	—	113,765,621	—	—	15,671,109	—	—

IDENTIFIABLE INTANGIBLES, net of amortization	109,160,010	—	—	38,923,219	66,824,912	—	2,152,929	1,258,950	—
DEBT ISSUE COSTS, net of amortization	1,817,761	—	446,950	1,370,811	—	—	—	—	—
INVESTMENT IN SUBSIDIARIES	—	(147,614,517)	(3,676,420)	151,290,937	—	—	—	—	—
OTHER ASSETS	1,640,159	—	—	1,424,016	(46,100)	—	262,243	—	—

	$659,132,373	$(174,447,266)	$23,557,736	$462,102,137	$286,602,390	$6,670,922	$53,197,686	$1,476,741	$(27,973)

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$40,446,275	$—	$—	$32,250,532	$797,458	$6,372	$7,016,207	$375,413	$293
Accrued employee compensation and benefits	8,086,898	—	—	5,712,283	1,216,176	—	1,128,372	30,067	—
Accrued interest	2,364,092	—	—	2,364,092	—	—	—	—	—
Accrued incentives	5,847,624	—	—	2,691	5,844,933	—	—	—	—
Accrued expenses	8,319,844	—	—	4,065,267	8,274	—	4,241,523	4,780	—
Income taxes payable	—	—	—	(93,471,961)	86,412,759	1,755,000	5,480,246	(171,511)	(4,533)
Deferred revenue	4,343,191	—	—	4,340,096	—	—	3,095	—	—
Current maturities of long-term debt	199,928,694	—	—	199,928,694	—	—	—	—	—
DIP term loan facility	123,964,578	—	—	123,964,578	—	—	—	—	—

Total current liabilities	393,301,196	—	—	279,156,272	94,279,600	1,761,372	17,869,443	238,749	(4,240)
LONG-TERM DEBT, net of current maturities	95,802	—	—	95,802	—	—	—	—	—
DEFERRED INCOME TAXES	41,135,157	—	(10,292,472)	24,733,629	25,225,000	7,000	969,000	493,000	—
LIABILITIES SUBJECT TO COMPROMISE	270,140,175	(26,832,749)	79,390,165	215,005,557	32,780	3,076	2,406,515	134,831	—
COMMITMENTS
REDEEMABLE PREFERRED STOCK
Series A redeemable preferred stock, $.01 par value, 20,000 shares authorized, 10,000 shares outstanding at redemption value	14,076,596	—	14,076,596		—	—	—	—	—
STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, voting, authorized 5,000,000 shares of $.01 par value; 554,094 shares issued and outstanding	5,541	(100)	5,541	100	—	—	—	—	—
Additional paid-in capital	111,295,839	(210,374,687)	111,295,839	148,287,638	59,817,667	—	346,232	1,923,150	—
Note receivable from stockholder	(94,716)	—	(94,716)		—	—	—	—	—
Retained earnings (Accumulated deficit)	(170,823,217)	62,760,270	(170,823,217)	(205,176,861)	107,247,343	4,899,474	31,606,496	(1,312,989)	(23,733)

Total stockholders’ equity (deficit)	(59,616,553)	(147,614,517)	(59,616,553)	(56,889,123)	167,065,010	4,899,474	31,952,728	610,161	(23,733)

	$659,132,373	$(174,447,266)	$23,557,736	$462,102,137	$286,602,390	$6,670,922	$53,197,686	$1,476,741	$(27,973)

September 29, 2011
Office of the United States Trustee
Subject: August Monthly Operating Report Attestation Regarding Post-petition Taxes
The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes.
All post-petition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

/s/ Amanda L. Towne
Name:	Amanda L. Towne
Position: Chief Accounting Officer

Sworn to and Subscribed
before me on this 29th
day of September, 2011

/s/ Mary A. Lockard Notary Public
My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.,
MOR 5
Accounts Reconciliation and Aging
August 2011
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (1)

Accounts Receivable Reconciliation	Amount

Total Accounts Receivable at the Beginning of the Reporting Period	$59,898,700

Plus: Amounts billed during the period	74,438,928
Less: Amounts collected during the period	(23,073,147)
Less: Amounts written off or returned during the period	(1,933,170)
Less: Customer rebates applied against receivable	(772,835)
Plus (less): Miscellaneous Other	(232,712)

Change in accounts receivable, net	48,427,064

Total Accounts Receivable	108,325,764
Less: Allowance for uncollectible accounts	(1,283,360)

Total Accounts Receivable,net at the End of the Reporting Period	$107,042,404

Accounts Receivable Aging	8/31/2011

0-30 days old	66,464,988
31-60 days old	26,427,989
61-90 days old	10,248,698
Over 90 days old	5,184,089

Total Aged Accounts Receivable	108,325,764
Less: Allowance for uncollectible accounts	(1,283,360)

Net Accounts Receivable	$107,042,404

(1)	“Accounts receivable” in the accompanying Balance Sheet under Form MOR-3 includes certain items which are not included in this table, including receivables for returns to publishers and buy funds receivable.

Nebraska Book Company, Inc., et al.,
MOR 6
Payments to Professionals
August 2011

Name	Amount
Kurtzman Carson Consultants, LLC	$464,064

Total	$464,064

The Professional Fees information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

In re: Nebraska Book Company, Inc., et al.,

Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	August 31, 2011
MOR 7
Federal Tax I.D. #	47-0549819
Debtor Questionnaire

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation
of each item. Attach additional sheets if necessary.	Yes	No
1 Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2 Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3 Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4 Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5 Is the Debtor delinquent in paying any insurance premium payment?		X
6 Have any payments been made on pre-petition liabilities this reporting period?	X
7 Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8 Are any post petition payroll taxes past due?		X
9 Are any post petition State or Federal income taxes past due?		X
10 Are any post petition real estate taxes past due?		X
11 Are any other post petition taxes past due?		X
12 Have any pre-petition taxes been paid during this reporting period?	X
13 Are any amounts owed to post petition creditors delinquent?		X
14 Are any wage payments past due?		X
15 Have any post petition loans been received by the Debtor from any party?		X
16 Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17 Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18 Have the owners or shareholders received any compensation outside of the normal course of business?		X